UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported):November 1, 2009
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935 (Commission File Number)	20-0467835 (I.R.S. Employer Identification No.)

5100 Tennyson Parkway Suite 1200
Plano, Texas (Address of principal executive offices)	75024 (Zip code)
Registrant’s telephone number, including area code: (972) 673-2000
                                        N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02	Results of Operations and Financial Condition
     On November 1, 2009, Denbury Resources Inc. (“Denbury”) provided production information for the third quarter in a press release announcing that due to its entry into a merger agreement with Encore Acquisition Company (disclosed in a separate press release issued on the same date), Denbury’s previously scheduled earnings conference call regarding third quarter 2009 results would be postponed from Tuesday, November 3, 2009 to Thursday, November 5, 2009.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated November 1, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: November 2, 2009	/s/Mark C. Allen
Mark C. Allen
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated November 1, 2009.